UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2024

Rithm Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36844	46-5211870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

799 Broadway

New York, NY 10003

(Address of principal executive offices) (Zip Code)

212-850-7770

(Registrant’s telephone number, including area code)

Great Ajax Corp.

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	RPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2024, Rithm Property Trust Inc. (the “Company”) filed Articles of Amendment to its charter with the Secretary of State of the State of Maryland to change its corporate name from Great Ajax Corp. to Rithm Property Trust Inc., effective December 2, 2024. A copy of the Articles of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with its name change, the Company’s board of directors adopted the Second Amended and Restated Bylaws to reflect the corporate name Rithm Property Trust Inc., also effective on December 2, 2024. No other changes were made to the bylaws. A copy of the Second Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Following the effectiveness of the Company’s name change, the Company’s common stock began to trade on the New York Stock Exchange under the symbol “RPT”. The CUSIP number assigned to the Company’s common stock has not changed.

In connection with the name change, the Company launched a new corporate website: www.rithmpropertytrust.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website.

The information set forth in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment, dated as of December 2, 2024
3.2	Second Amended and Restated Bylaws, effective as of December 2, 2024
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rithm Property Trust Inc.

Date: December 2, 2024	/s/ Mary Doyle
Mary Doyle
Principal Financial Officer